SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 13, 2002

Public Service Company of Colorado (a Colorado Corporation) (Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)

001-3280	84-0296600

(Commission File Number)	(IRS Employer Identification No.)

1225 17th Street, Denver, CO	80202

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	303-571-7511

(Former name or former address, if changed since last report)

Item 5. Other Events

     On May 13, 2002, Xcel Energy Inc. described certain Public Service Company of Colorado transactions with Reliant Energy. For more information see the full press release included in this Form 8-K as Exhibit 99.01.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.01	Press Release Regarding Xcel Energy transactions with Reliant Energy, dated May 13, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Public Service Company of Colorado (a Colorado Corporation)

/s/ Edward J. McIntyre Edward J. McIntyre Vice President and Chief Financial Officer

May 13, 2002